Exhibit 99

BOAMS 05-6 - Price/Yield - 1A5

Balance	$25,000,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.5	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-06.500	5.393	5.227	4.927	4.718	4.480
101-07.500	5.389	5.220	4.915	4.701	4.458
101-08.500	5.386	5.213	4.902	4.685	4.437
101-09.500	5.382	5.207	4.890	4.668	4.416
101-10.500	5.379	5.200	4.877	4.652	4.394
101-11.500	5.376	5.193	4.865	4.635	4.373
101-12.500	5.372	5.187	4.852	4.618	4.352
101-13.500	5.369	5.180	4.840	4.602	4.331
101-14.500	5.366	5.174	4.827	4.585	4.309
101-15.500	5.362	5.167	4.815	4.569	4.288
101-16.500	5.359	5.160	4.802	4.552	4.267
101-17.500	5.356	5.154	4.790	4.536	4.246
101-18.500	5.352	5.147	4.777	4.519	4.224

Spread @ Center Price	124	132	112	92	80
WAL	14.29420	5.75659	2.73501	2.00689	1.54103
Mod Durn	9.16	4.64	2.46	1.85	1.44
Principal Window	Jul05 - Mar29	Jul05 - Jan18	Jul05 - Jul10	Jul05 - Dec08	Jul05 - Jan08

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A12

Balance	$35,000,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.5	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
101-00.000	5.414	5.270	5.009	4.826	4.618
101-01.000	5.411	5.263	4.996	4.810	4.597
101-02.000	5.408	5.256	4.984	4.793	4.576
101-03.000	5.404	5.250	4.971	4.776	4.554
101-04.000	5.401	5.243	4.959	4.760	4.533
101-05.000	5.398	5.236	4.946	4.743	4.511
101-06.000	5.394	5.230	4.934	4.726	4.490
101-07.000	5.391	5.223	4.921	4.710	4.469
101-08.000	5.388	5.217	4.909	4.693	4.448
101-09.000	5.384	5.210	4.896	4.676	4.426
101-10.000	5.381	5.203	4.884	4.660	4.405
101-11.000	5.377	5.197	4.871	4.643	4.384
101-12.000	5.374	5.190	4.859	4.627	4.362

Spread @ Center Price	127	136	120	103	94
WAL	14.29420	5.75659	2.73501	2.00689	1.54103
Mod Durn	9.15	4.64	2.46	1.85	1.44
Principal Window	Jul05 - Mar29	Jul05 - Jan18	Jul05 - Jul10	Jul05 - Dec08	Jul05 - Jan08

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A2

Balance	$1,000,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
96-05.000	5.295	5.317	5.471	5.772	6.127
96-06.000	5.293	5.315	5.468	5.766	6.117
96-07.000	5.291	5.312	5.464	5.759	6.107
96-08.000	5.289	5.310	5.460	5.753	6.098
96-09.000	5.286	5.307	5.456	5.746	6.088
96-10.000	5.284	5.305	5.452	5.740	6.078
96-11.000	5.282	5.303	5.448	5.733	6.068
96-12.000	5.280	5.300	5.445	5.726	6.059
96-13.000	5.278	5.298	5.441	5.720	6.049
96-14.000	5.275	5.295	5.437	5.713	6.039
96-15.000	5.273	5.293	5.433	5.707	6.029
96-16.000	5.271	5.291	5.429	5.700	6.020
96-17.000	5.269	5.288	5.426	5.694	6.010

Spread @ Center Price	95	100	136	186	229
WAL	28.39013	23.97585	11.89655	5.90171	3.74688
Mod Durn	14.59	13.40	8.48	4.94	3.31
Principal Window	Aug32 - Jun35	Dec24 - Jun35	Apr13 - Jun35	Mar10 - Oct13	Sep08 - Nov09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A3

Balance	$3,000,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.5	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-05.000	5.598	5.600	5.621	5.661	5.708
99-06.000	5.595	5.598	5.617	5.655	5.699
99-07.000	5.593	5.596	5.613	5.648	5.689
99-08.000	5.591	5.593	5.610	5.642	5.680
99-09.000	5.589	5.591	5.606	5.635	5.670
99-10.000	5.586	5.588	5.602	5.629	5.661
99-11.000	5.584	5.586	5.598	5.623	5.651
99-12.000	5.582	5.583	5.594	5.616	5.642
99-13.000	5.580	5.581	5.591	5.610	5.632
99-14.000	5.577	5.579	5.587	5.603	5.623
99-15.000	5.575	5.576	5.583	5.597	5.613
99-16.000	5.573	5.574	5.579	5.591	5.604
99-17.000	5.571	5.571	5.576	5.584	5.594

Spread @ Center Price	125	128	151	175	187
WAL	28.39013	23.97585	11.89655	5.90171	3.74688
Mod Durn	13.99	12.92	8.31	4.89	3.30
Principal Window	Aug32 - Jun35	Dec24 - Jun35	Apr13 - Jun35	Mar10 - Oct13	Sep08 - Nov09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A4

Balance	$1,000,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	6	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
102-05.000	5.887	5.872	5.765	5.554	5.304
102-06.000	5.884	5.870	5.761	5.547	5.295
102-07.000	5.882	5.867	5.757	5.541	5.286
102-08.000	5.880	5.865	5.753	5.535	5.276
102-09.000	5.878	5.862	5.750	5.528	5.267
102-10.000	5.875	5.860	5.746	5.522	5.258
102-11.000	5.873	5.857	5.742	5.516	5.249
102-12.000	5.871	5.855	5.739	5.510	5.239
102-13.000	5.869	5.852	5.735	5.503	5.230
102-14.000	5.866	5.850	5.731	5.497	5.221
102-15.000	5.864	5.848	5.727	5.491	5.211
102-16.000	5.862	5.845	5.724	5.485	5.202
102-17.000	5.860	5.843	5.720	5.478	5.193

Spread @ Center Price	154	156	166	164	147
WAL	28.39013	23.97585	11.89655	5.90171	3.74688
Mod Durn	13.47	12.48	8.16	4.85	3.28
Principal Window	Aug32 - Jun35	Dec24 - Jun35	Apr13 - Jun35	Mar10 - Oct13	Sep08 - Nov09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A9

Balance	$2,532,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.5	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-21.000	5.635	5.645	5.714	5.796	5.892
98-22.000	5.632	5.643	5.709	5.788	5.881
98-23.000	5.630	5.640	5.704	5.781	5.871
98-24.000	5.628	5.638	5.699	5.773	5.860
98-25.000	5.625	5.635	5.695	5.766	5.850
98-26.000	5.623	5.632	5.690	5.758	5.839
98-27.000	5.621	5.630	5.685	5.751	5.828
98-28.000	5.619	5.627	5.680	5.743	5.818
98-29.000	5.616	5.624	5.675	5.736	5.807
98-30.000	5.614	5.622	5.670	5.728	5.797
98-31.000	5.612	5.619	5.666	5.721	5.786
99-00.000	5.609	5.616	5.661	5.714	5.776
99-01.000	5.607	5.614	5.656	5.706	5.765

Spread @ Center Price	129	139	170	191	207
WAL	27.46292	20.48110	8.35328	4.95913	3.36039
Mod Durn	13.77	11.94	6.52	4.22	2.98
Principal Window	Aug32 - Apr33	Dec24 - Jan27	Apr13 - Jun14	Mar10 - Aug10	Sep08 - Dec08

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A10

Balance	$2,817,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.5	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
98-18.000	5.641	5.648	5.707	5.796	5.900
98-19.000	5.638	5.646	5.703	5.789	5.890
98-20.000	5.636	5.643	5.699	5.782	5.880
98-21.000	5.634	5.641	5.694	5.775	5.871
98-22.000	5.632	5.638	5.690	5.769	5.861
98-23.000	5.629	5.636	5.686	5.762	5.851
98-24.000	5.627	5.633	5.682	5.755	5.841
98-25.000	5.625	5.631	5.678	5.748	5.831
98-26.000	5.622	5.628	5.673	5.741	5.821
98-27.000	5.620	5.626	5.669	5.735	5.811
98-28.000	5.618	5.623	5.665	5.728	5.801
98-29.000	5.616	5.621	5.661	5.721	5.792
98-30.000	5.613	5.618	5.657	5.714	5.782

Spread @ Center Price	129	135	163	190	207
WAL	28.16900	22.87096	10.00470	5.50963	3.61818
Mod Durn	13.91	12.64	7.48	4.62	3.19
Principal Window	Apr33 - Jan34	Jan27 - Sep29	Jun14 - Sep16	Aug10 - May11	Dec08 - Mar09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A11

Balance	$3,129,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.5	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-21.000	5.705	5.710	5.765	5.929	6.127
97-22.000	5.703	5.708	5.762	5.923	6.118
97-23.000	5.701	5.706	5.759	5.917	6.109
97-24.000	5.698	5.703	5.755	5.911	6.100
97-25.000	5.696	5.701	5.752	5.906	6.091
97-26.000	5.694	5.698	5.749	5.900	6.082
97-27.000	5.691	5.696	5.746	5.894	6.073
97-28.000	5.689	5.694	5.743	5.888	6.064
97-29.000	5.687	5.691	5.739	5.882	6.055
97-30.000	5.685	5.689	5.736	5.876	6.046
97-31.000	5.682	5.687	5.733	5.871	6.037
98-00.000	5.680	5.684	5.730	5.865	6.028
98-01.000	5.678	5.682	5.726	5.859	6.019

Spread @ Center Price	136	136	160	198	228
WAL	29.08598	26.77771	15.24649	6.71949	4.06105
Mod Durn	14.02	13.54	9.86	5.45	3.53
Principal Window	Jan34 - Jun35	Sep29 - Jun35	Sep16 - Jun35	May11 - Oct13	Mar09 - Nov09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A13

Balance	$570,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.25	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-03.000	5.346	5.348	5.363	5.409	5.464
99-04.000	5.344	5.345	5.360	5.403	5.455
99-05.000	5.342	5.343	5.357	5.397	5.446
99-06.000	5.340	5.341	5.354	5.392	5.438
99-07.000	5.337	5.339	5.351	5.386	5.429
99-08.000	5.335	5.336	5.347	5.380	5.420
99-09.000	5.333	5.334	5.344	5.375	5.411
99-10.000	5.331	5.332	5.341	5.369	5.402
99-11.000	5.329	5.330	5.338	5.363	5.394
99-12.000	5.327	5.327	5.335	5.358	5.385
99-13.000	5.325	5.325	5.332	5.352	5.376
99-14.000	5.322	5.323	5.329	5.346	5.367
99-15.000	5.320	5.321	5.326	5.341	5.359

Spread @ Center Price	100	100	120	146	162
WAL	29.08598	26.77771	15.24649	6.71949	4.06105
Mod Durn	14.54	14.00	10.09	5.51	3.57
Principal Window	Jan34 - Jun35	Sep29 - Jun35	Sep16 - Jun35	May11 - Oct13	Mar09 - Nov09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A14

Balance	$570,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.75	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
96-06.000	6.075	6.084	6.179	6.465	6.812
96-07.000	6.073	6.081	6.176	6.459	6.803
96-08.000	6.070	6.079	6.172	6.453	6.794
96-09.000	6.068	6.076	6.169	6.447	6.784
96-10.000	6.065	6.074	6.166	6.441	6.775
96-11.000	6.063	6.071	6.162	6.435	6.766
96-12.000	6.061	6.069	6.159	6.429	6.757
96-13.000	6.058	6.067	6.156	6.423	6.747
96-14.000	6.056	6.064	6.152	6.417	6.738
96-15.000	6.053	6.062	6.149	6.411	6.729
96-16.000	6.051	6.059	6.146	6.405	6.720
96-17.000	6.049	6.057	6.142	6.399	6.711
96-18.000	6.046	6.054	6.139	6.393	6.701

Spread @ Center Price	173	174	201	252	296
WAL	29.08598	26.77771	15.24649	6.71949	4.06105
Mod Durn	13.52	13.08	9.63	5.38	3.50
Principal Window	Jan34 - Jun35	Sep29 - Jun35	Sep16 - Jun35	May11 - Oct13	Mar09 - Nov09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A6

Balance	$5,359,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.25	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-14.000	5.466	5.490	5.642	5.828	6.047
97-15.000	5.464	5.487	5.637	5.820	6.037
97-16.000	5.461	5.484	5.632	5.813	6.026
97-17.000	5.459	5.482	5.628	5.806	6.016
97-18.000	5.457	5.479	5.623	5.798	6.005
97-19.000	5.454	5.477	5.618	5.791	5.994
97-20.000	5.452	5.474	5.613	5.783	5.984
97-21.000	5.450	5.471	5.609	5.776	5.973
97-22.000	5.448	5.469	5.604	5.768	5.963
97-23.000	5.445	5.466	5.599	5.761	5.952
97-24.000	5.443	5.464	5.594	5.754	5.942
97-25.000	5.441	5.461	5.589	5.746	5.931
97-26.000	5.439	5.458	5.585	5.739	5.921

Spread @ Center Price	112	123	162	194	222
WAL	27.55202	20.76644	8.52770	5.02274	3.39014
Mod Durn	14.08	12.24	6.68	4.29	3.02
Principal Window	Aug32 - Jun33	Dec24 - Aug27	Apr13 - Nov14	Mar10 - Oct10	Sep08 - Jan09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A7

Balance	$4,940,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.25	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-14.000	5.464	5.478	5.590	5.775	5.991
97-15.000	5.462	5.475	5.586	5.768	5.981
97-16.000	5.459	5.473	5.582	5.761	5.971
97-17.000	5.457	5.471	5.578	5.754	5.961
97-18.000	5.455	5.468	5.574	5.748	5.952
97-19.000	5.453	5.466	5.570	5.741	5.942
97-20.000	5.450	5.463	5.566	5.734	5.932
97-21.000	5.448	5.461	5.562	5.728	5.922
97-22.000	5.446	5.458	5.558	5.721	5.913
97-23.000	5.444	5.456	5.554	5.714	5.903
97-24.000	5.441	5.453	5.550	5.708	5.893
97-25.000	5.439	5.451	5.546	5.701	5.883
97-26.000	5.437	5.449	5.542	5.694	5.874

Spread @ Center Price	112	117	150	187	215
WAL	28.35834	23.59551	10.63373	5.69181	3.70031
Mod Durn	14.26	13.09	7.90	4.78	3.27
Principal Window	Jun33 - Mar34	Aug27 - Aug30	Nov14 - Aug17	Oct10 - Jul11	Jan09 - May09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-6 - Price/Yield - 1A8

Balance	$5,817,000.00	Delay	24	WAC(1)	5.86892	WAM(1)	355
Coupon	5.25	Dated	6/1/2005	NET(1)	5.61242	WALA(1)	1
Settle	6/30/2005	First Payment	7/25/2005

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-14.000	5.462	5.467	5.522	5.705	5.928
97-15.000	5.460	5.464	5.519	5.700	5.919
97-16.000	5.457	5.462	5.516	5.694	5.911
97-17.000	5.455	5.460	5.513	5.688	5.902
97-18.000	5.453	5.458	5.510	5.683	5.893
97-19.000	5.451	5.455	5.507	5.677	5.884
97-20.000	5.449	5.453	5.504	5.671	5.875
97-21.000	5.446	5.451	5.501	5.666	5.866
97-22.000	5.444	5.448	5.498	5.660	5.857
97-23.000	5.442	5.446	5.494	5.654	5.848
97-24.000	5.440	5.444	5.491	5.649	5.840
97-25.000	5.438	5.442	5.488	5.643	5.831
97-26.000	5.435	5.439	5.485	5.637	5.822

Spread @ Center Price	112	112	134	175	208
WAL	29.18924	27.25556	16.07258	6.88973	4.11509
Mod Durn	14.44	14.01	10.40	5.61	3.60
Principal Window	Mar34 - Jun35	Aug30 - Jun35	Aug17 - Jun35	Jul11 - Oct13	May09 - Nov09

CMT_10YR	4.078	4.078	4.078	4.078	4.078
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.140	3.697	3.74	3.837	4.049	4.332

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.